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                                                                  [EXHIBIT 23.2]


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Amendment No. 2 to the Registration Statement on Form S-4 (No. 333-41245) of Axiohm Transaction Solutions, Inc., of our report dated September 12, 1997 relating to the consolidated financial statements of Axiohm S.A., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


Price Waterhouse
/s/ PRICE WATERHOUSE


Paris, France
February 9, 1998